EXHIBIT 10.30

                          SECURITIES PURCHASE AGREEMENT

Palatin Technologies, Inc.
4C Cedarbrook Drive
Cranbury, New Jersey  08512.

Ladies & Gentlemen:

         The undersigned, (the "Investor"), hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the "Agreement") is made effective as of ___________ __, 2003 between Palatin Technologies, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized, subject to adjustment by the Company's Board of Directors, the issuance and sale of up to 14,000,000 shares of common stock of the Company, $0.01 par value per share (the "Common Stock"), and warrants to purchase 3,500,000 shares of Common Stock (the "Warrant"), with an exercise price of 125% of the Price Per Share (as defined below), pursuant to the form of Warrant attached hereto as Exhibit A, to certain investors in a private placement (the "Offering"). For every four (4) shares of Common Stock purchased by the Investor, such Investor shall be entitled to receive a warrant to purchase one (1) share of Common Stock. The purchase price for the Common Stock and Warrants will be (i) the average reported closing sales price ("Price Per Share") for the Common Stock on the American Stock Exchange for the ten (10) business days immediately prior to the date hereof for each share of Common Stock purchased and (ii) $0.03125, which reflects the value assigned to the warrants for each share of Common Stock purchased.

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _____ shares of Common Stock and _____ Warrants, for a Price Per Share of $1.39 per share of Common Stock and $0.03125 per quarter of a Warrant purchased, or an aggregate purchase price of $1.42, pursuant to the Terms and Conditions for Purchase of Common Stock and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Common Stock and Warrants purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:


(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.


               "INVESTOR"
               By:
                    ----------------------------------------------------
               Print Name:
                            --------------------------------------------
               Title:
                       -------------------------------------------------
               Address:
                         -----------------------------------------------
               Tax ID No.:
                            --------------------------------------------
               Contact name:
                              ------------------------------------------
               Telephone:
                           ---------------------------------------------
               Facsimile:
                           ---------------------------------------------
               Name in which shares should be registered
               (if different):
                                ----------------------------------------

               Number of shares of Common Stock: _________

               Number of Warrants: __________

               U.S. Dollar Amount Invested: $__________

               Date: ________ __, 2003

         If Purchaser is a Registered Representative with a NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

                   By:
                        --------------------------------------------------------
                        Name of NASD Member Firm:


                   By:
                        --------------------------------------------------------
                        Authorized Officer:

AGREED AND ACCEPTED:
-------------------

Palatin Technologies, Inc.



By:      _________________________
Title:   _________________________

Date: __________ __, 2003

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                     ANNEX I

         TERMS AND CONDITIONS FOR PURCHASE OF COMMON STOCK AND WARRANTS

         1. Authorization and Sale of the Common Stock and Warrants. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 14,000,000 shares of Common Stock and Warrants to purchase 3,500,000 shares of Common Stock. The Company reserves the right to increase or decrease these numbers.

         2. Agreement to Sell and Purchase the Common Stock and Warrants; Subscription Date.

                  2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of shares of Common Stock and Warrants set forth on the signature page hereto at the purchase price set forth on such signature page.

                  2.2 The Company is entering into this same form of Securities Purchase Agreement with certain other investors (the "Other Investors") effective as of the date hereof (the "Subscription Date") and expects to complete sales of Common Stock and Warrants to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Securities Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.")

         3. Delivery of the Securities at Closing. The completion of the purchase and sale of the Common Stock and Warrants (the "Closing") shall occur (the "Closing Date") on the business day after the Subscription Date (or upon such earlier date as the Company and the Investors shall agree), at the offices of the Company's counsel, but in no event earlier than such date and time as the escrow agent (as identified in Section 8) shall have received all of the executed Agreements. At the Closing, upon written instruction of the Company, the escrow agent shall release the Escrowed Property (as defined in Section 8) to the Company and the Company shall deliver to the Investor one or more stock certificates representing the number of shares of Common Stock and Warrants set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor. The Company's obligation to issue the Common Stock and Warrants to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the escrow agent of a certified or official bank check or wire transfer of funds (in accordance with the wire transfer instructions attached hereto as Exhibit B) in the full amount of the purchase price for the Common Stock and Warrants being purchased hereunder as set forth on the signature page hereto; (b) completion of the purchases and sales under the Agreements with the Other Investors such that a minimum of $ 10,000,000 shares of Common Stock and Warrants are sold pursuant to the Agreements; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing. The Investor's obligation to purchase the Common Stock and Warrants shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) receipt by the Investor or its authorized agent of one or more certificates representing the number of shares of Common Stock and Warrants set forth on the signature page hereto; (b) receipt by the Investor of an opinion letter, dated as of the Closing Date, from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company in form reasonably satisfactory to the Investor; (c) the accuracy of the representations and warranties when made by the Company and as if made by the Company at the Closing and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing; (d) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreements; (e) the Company shall have delivered to the Investors its certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in clause (c) above; (f) the receipt by the Investors of a certificate, dated the Closing Date, of the Secretary or Assistant Secretary of the Company certifying as to (i) the accuracy of the certificate of incorporation and bylaws of the Company as in effect on the Closing Date (which shall be attached to such certificate as an exhibit), (ii) the accuracy of all resolutions of the board of directors (and committees thereof) of the Company relating to the Agreements and the transactions contemplated thereby (which shall be attached to such certificate as an exhibit) and (iii) the incumbency and signatures of all officers of the Company executing the Agreements and any other agreement or document contemplated thereby. Investor acknowledges that the final approval of the American Stock Exchange is required in connection with the issuance of the Common Stock and Warrants, and, accordingly, the shares of Common Stock and Warrants may be subject to return to the Company in exchange for the return of the full purchase price of the Common Stock and Warrants.

         4. Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company's SEC Documents (as defined in Section 4.4), which qualifies the following representations, warranties and covenants in their entirety, the Company hereby represents and warrants to, and covenants with, the Investor, as follows:

                  4.1 Organization. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations or assets of the Company and its Subsidiaries, considered as one enterprise, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

                  4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Common Stock and Warrants to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound,
(ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except where such conflict, violation or default would not have a material adverse effect on the financial condition or results of operations of the Company and Subsidiaries taken as one enterprise, (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Common Stock and Warrants to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws. Notwithstanding the foregoing, the final approval of the American Stock Exchange is required in connection with the issuance of the Common Stock and Warrants.

                  4.4 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the Securities and Exchange Commission's ("SEC") requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

                  (i) The Company's Annual Report on Form 10-K for the year ended June 30, 2002, including the exhibits thereto (the "Form 10-K"); and

                  (ii) all other documents, including the exhibits thereto, filed by the Company with the SEC since June 30, 2002 pursuant to the reporting requirements of the Exchange Act (together with the Form 10-K, the "SEC Documents").


                  4.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 75,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock"). As of March 18, 2003, there were approximately (i) 28,383,557 shares of Common Stock issued and outstanding, (ii) 24,867 shares of Series A Convertible Preferred Stock issued and outstanding which are convertible into 804,757 shares of Common Stock, (iii) 700,000 shares of Series C Convertible Preferred Stock issued and outstanding which are convertible into 700,000 shares of Common Stock, (iv) 5,075,540 shares of Common Stock reserved for issuance under the Company's stock option plans, including 3,818,371 shares issuable upon exercise of outstanding stock options issued by the Company to current or former employees, consultants and directors of the Company and its Subsidiaries and (v) 7,727,318 shares issuable upon exercise of warrants to acquire shares of Common Stock. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights. Other than as disclosed in the SEC Documents, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company of any securities of the Company. The Common Stock and Warrants to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Common Stock and Warrants to the Investors). Other than with respect to the outstanding Series C convertible preferred stock, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Common Stock and Warrants or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Common Stock and Warrants, other than the approval of the American Stock Exchange. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section
7.1 hereof). The outstanding Series A Convertible Preferred Stock contains a price protection provision such that the conversion price will be adjusted with respect to future issuances of securities at less than $3.09, and upon issuance of the maximum number of securities pursuant to this Agreement, the conversion price of the Series A Convertible Preferred Stock will be lowered to $2.66, resulting in the additional issuance of 130,091 shares of Common Stock upon conversion of such Series A Convertible Preferred Stock. The number of shares of common stock issuable on exercise of certain warrants with similar price protection provisions will increase by 87,075.


                  4.6 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary or any officer or director of the Company or any Subsidiary in their capacity as such officer or director is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the SEC Documents. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

                  4.7 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, including the rules, regulations and policies of the SEC and the Food and Drug Administration of the U.S. Department of Health and Human Services (the "FDA") and which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, operations, assets or financial condition of the Company and its Subsidiaries, considered as one enterprise, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a material adverse effect upon the business, operations, assets or financial condition of the Company and it s Subsidiaries, considered as one enterprise.

                  4.8 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Section 4.1, 4.4, 4.13 and 4.14, each the Company and it Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the business, operations, assets or financial condition of the Company and its Subsidiaries, considered as one enterprise.

                  4.9 Intellectual Property. Each of the Company and its Subsidiaries owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that are necessary for the conduct of its business as now conducted, and as proposed to be conducted in the SEC Documents, except where the failure to currently own or possess could not reasonably be expected to have a material adverse effect on the financial condition or business of the Company and its Subsidiaries considered as one enterprise. Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business, operations or assets of the Company and its Subsidiaries considered as one enterprise and (ii) neither the Company nor any of its Subsidiaries has received any notice of any infringement rights by a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the business, operations, assets or financial condition of the Company and its Subsidiaries, considered as one enterprise.

                  4.10 Environmental Matters. The Company and its Subsidiaries
(i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in compliance with all terms and conditions of any permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole.

                  4.11 Financial Statements. The financial statements of the Company and the related notes thereto included in the SEC Documents present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as set forth in the SEC Documents and subject in the case of unaudited financial statements, to normal year-end audit adjustments.

                  4.12 No Material Adverse Change. Except as disclosed in the SEC Documents, since June 30, 2002 there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise nor has any material adverse event occurred to the Company or its Subsidiaries, (ii) any material adverse event affecting the Company or any of its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries considered as one enterprise. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any material indebtedness or other obligations owed to the Company or any such Subsidiary.

                  4.13 AMEX Listing. The Company's Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the American Stock Exchange (the "AMEX"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from AMEX, nor to the Company's knowledge is the AMEX currently contemplating terminating such listing. The Company and the Common Stock meet the criteria for continued listing and trading on the AMEX.

                  4.14 Listing of the Common Stock. The Company shall comply with all requirements of the AMEX with respect to the issuance of the Common Stock and Warrants and the listing of the Common Stock and the Common Stock underlying the Warrants on the AMEX. In furtherance thereof, the Company shall use its best efforts to take such actions as may be necessary and as soon as practicable and in no event later than 20 days after the Closing Date to seek the approval of AMEX for the issuance of the Common Stock and Warrants and to file with the AMEX an application or other document required by the AMEX and pay all applicable fees for the listing of the Common Stock and the Common Stock underlying the Warrants with the AMEX and shall provide evidence of such filing to the Investors. The Company knows of no reason why the Common Stock and the Common Stock underlying the Warrants will not be eligible for listing on the AMEX.

                  4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Stock and the Common Stock issuable upon exercise of the Warrants.

                  4.16 S-3 Status. The Company meets the requirements for filing Form S-3 for the registration of the resale of the Common Stock and the Common Stock issuable upon exercise of the Warrants by the Investors and will use its best efforts to maintain S-3 status with the SEC during the Registration Period (as defined in Section 7.1(c)).

                  4.17 Insurance. The Company maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of its business and the value of its properties, all of which insurance is in full force and effect.

                  4.18 Tax Matters. The Company has filed all material federal, state and local income and franchise and other tax returns required to be filed and has paid or accrued all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might have) a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries considered as one enterprise.

                  4.19 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder and will not become an investment company upon the receipt and application of the net proceeds of this offering.

                  4.20 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in Section 5 hereof, no registration of the Common Stock and Warrants under the Securities Act of 1933, as amended (the "Securities Act") is required in connection with the offer and sale of the Common Stock and Warrants by the Company to the Investors as contemplated by the Agreements.

                  4.21      Intentionally Omitted.

                  4.22 Form D. The Company agrees to file one or more Forms D with respect to the Common Stock and Warrants on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to, upon request, provide a copy thereof to the Investors and their counsel.

                  4.23      Certain Future Financings and Related Actions.

                            (a) The Company will not sell, offer to sell,
solicit offers to buy or otherwise
negotiate in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Common Stock and Warrants in a manner that would require the registration of the Common Stock and Warrants under the Securities Act.

                            (b) The Company shall not offer, sell, contract to
sell or issue (or engage any
person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock during the period from the date of this Agreement to the effective date of the Registration Statement; provided, however, that nothing in this Section 4.23(b) shall prohibit the Company from issuing securities (v) to employees, directors, officers, advisors or consultants of the Company; (w) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; (x) pursuant to a public offering underwritten on a firm commitment basis registered under the Securities Act; (y) for the purpose of funding the acquisition of securities or assets of any entity in a single transaction or a series of related transactions; or (z) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

                  4.24 Use of Proceeds. The Company will use the net proceeds from the sale of the Common Stock and Warrants for continued research and development of the Company's MIDAS technology, PT-141 and LeuTech programs, as well as working capital and other general corporate purposes.

         5. Representations, Warranties and Covenants of the Investor. The Investor hereby represents and warrants to, and covenants with, the Company as follows:

5.1 (i) The Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Common Stock and Warrants, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Common Stock and Warrants, including without limitation, the Confidential Private Placement Memorandum dated _______ 2003, and all exhibits attached thereto and incorporated by reference therein (the "Memorandum") and the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 delivered to the Investor; (ii) the Investor is acquiring the number of shares of Common Stock and Warrants set forth on the signature page hereto for its own account for investment only and with no present intention of distributing any of the shares of Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants, in violation of the Securities Act or any arrangement or understanding with any other persons regarding the distribution of the shares of Common Stock, Warrants and the shares of Common Stock issuable upon exercise of the Warrants; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has filled in all requested information on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Common Stock, Warrants and shares of Common Stock issued upon exercise of the Warrants or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of shares of Common Stock and Warrants set forth on the signature page hereto, relied only upon the SEC Documents, other publicly available information and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Common Stock and Warrants has not been registered under the Securities Act or registered or qualified under any state securities laws in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements and covenants of the Investor set forth in this Agreement and the bona fide nature of the Investor's investment intent as expressed herein.

                  5.2 The Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Common Stock and Warrants, or possession or distribution of offering materials in connection with the issuance of the Common Stock and Warrants, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the shares of Common Stock and Warrants or has in its possession or distributes any offering material, in all cases at its own expense.

                  5.3 The Investor hereby covenants with the Company not to make any sale of the Common Stock and Warrants without complying with the provisions of this Agreement, including Section 7.2 hereof, provided that the Company complies with its obligations under Section 7.1, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable, and the Investor acknowledges that the certificates evidencing the Common Stock and Warrants will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 7.2, it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

                  5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.

                  5.5 Investor will not, prior to the effectiveness of the Registration Statement, directly or indirectly, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock of the Company in violation of the Securities Act, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company. The Investor acknowledges that the Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants shall bear a restrictive legend to the effect that the Common Stock, Warrants and Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended and such securities may not be sold or transferred in the absence of an effective registration statement or pursuant to an exemption from registration.

                  5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Common Stock and Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Stock and Warrants.

                  5.7 The Investor shall hold in strict confidence all information concerning this Agreement and the Offering of the Common Stock and Warrants until the earlier of such time as the Company has made a public announcement concerning this Agreement or the Offering of the Common Stock and Warrants.

                  5.8 If the Investor is an individual, the Investor certifies that he or she is not nor to his or her knowledge has been designated, a "suspected terrorist" as defined in Executive Order 13224. If the Investor is a corporation, trust, partnership, limited liability company or other organization, the Investor certifies that, to the best of its knowledge, the Investor has not been designated, and is not owned or controlled by, a "suspected terrorist" as defined in Executive Order 13224. The Investor hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, the Investor hereby represents, warrants and agrees that: (a) none of the cash or property that the Investor will pay or will contribute to the Company ahs been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (b) no contribution or payment by the Investor to the Company, to the extent that they are within the Investor's control, shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Investor shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Investor. The Investor agrees to provide the Company any additional information regarding the Investor that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Investor understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Investor's investment in the Company. The Investor further understands that the Company may release confidential information about the Investor and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth in subsection (b) above.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Common Stock and Warrants being purchased and the payment therefor for a period of one (1) year from the Closing Date.

         7. Registration; Compliance with the Securities Act.

                  7.1   Registration Procedures and Expenses. The Company shall:
                        ------------------------------------

                            (a) subject to receipt of necessary information from
the Investors, use its best
efforts to prepare and file with the SEC, within 30 days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 to enable the resale of the Registrable Shares (as defined below) by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act. The Registration Statement may include shares of common stock other than those held by the Investor and the Other Investors, provided that the inclusion of those shares would not affect the plan of distribution included in the Registration Statement. "Registrable Shares" means (a) all shares of Common Stock purchased in the Offering, (b) all shares of Common Stock underlying the Warrants, (c) Penalty Shares (as defined below), if any, and (d) any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by an Investor;

                            (b) use its best efforts, subject to receipt of
necessary information from the
Investors, to cause the Registration Statement to become effective within 90 days after the Closing Date;

                            (c) use its best efforts to prepare and file with
the SEC such amendments and
supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the "Registration Period") not exceeding, with respect to each Investor's Registrable Shares, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all the shares of Common Stock, Warrants and shares of Common Stock issuable upon exercise of the Warrants then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, and (iii) such time as all Registrable Shares held by such Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                            (d) promptly furnish to the Investor with respect to
the Registrable Shares
registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investor;

                            (e) promptly take such action as may be necessary to
qualify, or obtain, an
exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                            (f) bear all expenses in connection with the
procedures in paragraph (a) through
(c) of this Section 7.1 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the AMEX); (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws;
(iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses), messenger and delivery services and telephone; (iv) all application and filing fees in connection with listing the Registrable Shares on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that each Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of such Investor's Registrable Shares and any fees and expenses of counsel or other advisors to the Investor or Other Investors. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company;

                            (g) advise the Investors, within two business days
by e-mail, fax or other type of
communication, and, if requested by such person, confirm such advice in writing:
(i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or "blue sky" laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; (ii) when the Prospectus or any Prospectus Supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) after the Company shall receive notice or obtain knowledge of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading;

                            (h) otherwise use its best efforts to comply with
all applicable rules and regulations of the SEC which could affect the sale of the Registrable Shares;

                            (i) use its best efforts to cause all Registrable
Shares to be listed on each securities exchange or market, if any, on which equity securities issued by the Company are then listed;

                            (j) use its best efforts to take all other steps
necessary to effect the registration of the Registrable Shares contemplated hereby and to enable the Investors to sell the Registrable Shares under Rule 144; and

                            (k) The Company further agrees that, in the event
that the Registration Statement
has not (i) been filed with the SEC within 30 days after the Closing Date or
(ii) been declared effective by the SEC within 90 days after the Closing Date (each such event referred to in clauses (i) and (ii), a "Registration Default"), for all or part of each 30-day period (a "Penalty Period") during which the Registration Default remains uncured, the Company shall issue or pay, as applicable, to each Investor 1% for each Penalty Period of the aggregate purchase price paid by the Investor for its Common Stock and Warrants, payable in validly issued, fully paid and nonassessable shares of Common Stock (valued at the average of the closing price of the Common Stock for the three trading days ending on the last trading day of such Penalty Period) (the "Penalty Shares") or cash, or a combination thereof, at the option of the Company; provided, however, that the maximum aggregate payment of cash, or issuance of Penalty Shares to each Investor, as the case may be, in respect of a Registration Default shall not exceed 5% of the aggregate purchase price paid by such Investor for its Common Stock and Warrants and provided further, that if the issuance of Penalty Shares by the Company would result in the Company being required under AMEX rules or other applicable rules to obtain the approval of the Company's stockholders, then the Company shall pay cash rather than issue such Penalty Shares to the extent needed to avoid such stockholder approval. The Company shall deliver said shares or cash payment to the Investor by the fifth business day after the end of each such Penalty Period. Notwithstanding anything to the contrary in Section 7.3 or any other provision of this Agreement, the issuance of the Penalty Shares or cash as provided in this Section 7.1(k) shall be the Investor's sole and exclusive remedy in the event of any Registration Default; provided, however, that if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction then the Investor shall have all other remedies available at law or in equity.

                  7.2       Transfer; Suspension.

                            (a) The Investor agrees that it will not effect any
Disposition of the Common
Stock or shares of Common Stock issuable upon exercise of the Warrants or its right to purchase the Common Stock or shares of Common Stock issuable upon exercise of the Warrants that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or otherwise in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                            (b) Except in the event that paragraph (c) below
applies, the Company shall, at
all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

                            (c) Subject to paragraph (d) below, in the event (i)
of any request by the SEC or
any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                            (d) Notwithstanding the foregoing paragraphs of this
Section 7.2, the Investor
shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions (for two separate suspension events) of not more than 30 days each in any twelve month period.

                            (e) Provided that a Suspension is not then in
effect, the Investor may sell
Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Shares. Upon receipt of a request therefor, the Company has agreed to provide, at its own expense, an adequate number of current Prospectuses (including documents incorporated by reference therein) to the Investor and to supply copies to any other parties requiring such Prospectuses.

                            (f) In the event of a sale of Registrable Shares by
the Investor under the
Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the Registrable Shares may be properly transferred.

                  7.3      Indemnification. For the purpose of this Section 7.3:
                           ---------------

                  (i) the term "Selling Stockholder" shall include the Investor and any affiliate of such Investor;

                  (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

                  (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                            (a) The Company agrees to indemnify and hold
harmless each Selling Stockholder
from and against any losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or Prospectus, (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, or (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.3 or 7.2 hereof respecting sale of the Common Stock and Warrants or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor at least three business days prior to the pertinent sale or sales by the Investor. Notwithstanding the foregoing, the Company shall not be liable to any Selling Stockholder for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject arising out of, or based upon, any breach of any representation, warranty or covenant made by the Company in this Agreement.

                            (b) The Investor agrees (severally and not jointly
with any other Investor) to
indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, (i) any failure to comply with, or breach of, the representations, covenants and agreements contained in Section 5 or 7.2 hereof respecting sale of the Common Stock and Warrants, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by the Investor specifically for use in preparation of the Registration Statement (provided, however, that no Investor shall be liable in any such case for any untrue statement in any Registration Statement or Prospectus if such statement has been corrected in writing by such Investor and delivered to the Company at least three business days prior to the pertinent sale or sales by the Investor), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim. Notwithstanding the foregoing, (x) the Investor's aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Investor from the sale of the Registrable Shares and (y) the Investor shall not be liable to the Company for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which the Company (or any officer, director or controlling person as set forth above) may become subject (under the Securities Act or otherwise), arising out of, or based upon, any failure to comply with the covenants and agreements contained in Section 5.3 or 7.2 hereof respecting sale of the Registrable Shares.

                            (c) Promptly after receipt by any indemnified person
of a notice of a claim or the
beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                            (d) If the indemnification provided for in this
Section 7.3 is unavailable to or
insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor each agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and its affiliates were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the net amount received by the Investor from the sale of the Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor's obligations in this subsection to contribute are several in proportion to their sales of Registrable Shares to which such loss relates and not joint.

                            (e) The parties to this Agreement hereby acknowledge
that they are sophisticated
business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions.

                  7.4 Rule 144. For a period of two years following the date hereof, the Company agrees with each holder of Registrable Shares to:

(a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

                           (c) furnish to any holder of Registrable Shares upon
request (i) a written
statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other publicly-filed reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the SEC allowing it to sell any such securities without registration.

                  7.5 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon Dispositions of the Registrable Shares by the Investor shall cease and terminate as to any particular number of the Registrable Shares and the restrictive legend shall be removed when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act (provided that such opinion shall not be required if the Company shall be furnished with written documentation reasonably satisfactory to it that such Registrable Shares are being transferred in a customary transaction exempt from registration under Rule 144 under the Securities Act).

         8. Escrow Agent. To induce Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. to serve as the escrow agent and to act in such capacity hereunder, it is agreed by the parties hereto that:

8.1 The escrow agent shall not be under any duty to give the property held by it hereunder (the "Escrowed Property") any greater degree of care than it gives its own similar property.

8.2 This Section 8 of this Agreement expressly sets forth all the duties of the escrow agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the escrow agent. The escrow agent shall not be bound by the provisions of any agreement among the other parties hereto except this Section 8 of this Agreement.

8.3 The escrow agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the escrow agent, the other parties hereto shall jointly and severally indemnify and hold harmless the escrow agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or in connection with this Agreement.

8.4 The escrow agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The escrow agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

8.5 The escrow agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

8.6 The escrow agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The other parties shall, on a joint and several basis, pay or reimburse the escrow agent upon request for any and all expenses, if any, incurred by the escrow agent in connection with this Agreement and transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the escrow agent from any amounts that it is obligated to pay in the way of such expenses and taxes. The escrow agent shall first seek such payment or reimbursement from the Company, and in the event is unable to do so, shall seek such payment and reimbursement from the Investors. This Section 8.6 and Section 8.3 shall survive notwithstanding any termination of this Agreement or the resignation of the escrow agent.

8.7 The escrow agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

8.8 The escrow agent may at any time resign as such by delivering the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the escrow agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of the escrow agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the escrow agent has not received a designation of a successor escrow agent, the escrow agent's sole responsibility after that time shall be to safekeep the Escrowed Property until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or a final order of a court of competent jurisdiction.

8.9 In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the escrow agent in good faith is in doubt as to what action it should take hereunder, the escrow agent shall be entitled to retain the Escrowed Property until the escrow agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrowed Property, in which event the escrow agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the escrow agent to the effect that said opinion is final and non-appealable.

8.10 Notwithstanding anything to the contrary contained herein, the escrow agent's duties and obligations hereunder shall terminate upon the release and distribution of the Escrowed Property in accordance with the terms of this Agreement.

         Each of the Company and the Investor understands and agrees that, notwithstanding its duties as escrow agent hereunder, the escrow agent is the attorney for the Company, and, accordingly, neither any services as escrow agent hereunder nor any provisions hereof, either express or implied, shall restrict or inhibit the escrow agent in any way from representing the Company or its affiliates in any action, dispute, controversy, arbitration, suit or negotiation arising under this Agreement or under any other agreement or in any manner or context whatsoever, whether or not directly or indirectly involving the Company or its affiliates. Notwithstanding anything to the contrary contained herein, if at any time a law firm representing either Company or Investor serves or is serving as escrow agent, then with respect to such law firm's capacity as escrow agent, such counsel shall not for these purposes serve as the agent for either of the parties, but shall be a fiduciary of both parties.

         9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

                  (a) if to the Company, to:

                            Palatin Technologies, Inc.
                            4C Cedarbrook Drive
                            Cranbury, New Jersey  08512
                            Phone: (609) 495-2200
                            Fax: (609) 495-2203
                            Attention:  Stephen T. Wills, Chief
                                                  Financial Officer

                        with a copy to:

                            Faith L. Charles, Esq.
                            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 666 Third Avenue
                            New York, NY 10017
                            Phone: (212) 935-3000
                            Fax: (212) 935-3115

                  (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

         10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         14. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

         15. Finders Fees. Except for commissions payable to Legg Mason Wood Walker, Incorporated by the Company, neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         17. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation and without the need for an express assignment, affiliates of the Investors. With respect to transfers that are not made pursuant to the Registration Statement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Registrable Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement. (For purposes of this "Agreement, a "Permitted Transferee" shall mean any Person who is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act. Upon any transfer permitted by this Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

         18. Expenses. Each of the Company and the Investors shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

                                    EXHIBIT A


                                 FORM OF WARRANT


                  SEE EXHIBIT J IN PRIVATE PLACEMENT MEMORANDUM

                                    EXHIBIT B


                           WIRE TRANSFER INSTRUCTIONS


Wire transfers should be made to Mintz Levin Cohn Ferris Glovsky and Popeo PC, as Escrow Agent, Fleet Bank of Massachusetts, N.A., Malden MA 02148, ABA#011000390, Account Name: Mintz Levin Cohn Ferris Glovsky and Popeo PC IOLTA Account, Account Number 534-66888, Reference: Palatin Technologies.

                                    EXHIBIT C


                                             CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company
59 Maiden Lane, Ground Floor
New York, NY 10038


RE: Sale of Shares of Common Stock and Warrants of Palatin Technologies, Inc. (the "Company") pursuant to the Company's Registration Statement on Form S-3 dated _____________ (the "Registration Statement")

Ladies and Gentlemen:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Registration Statement, that the undersigned has sold the shares pursuant to the Registration Statement and in a manner described under the caption "Plan of Distribution" in the Registration Statement and that such sale complies with all applicable securities laws, including, without limitation, the Registration Statement delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):
                                                  ------------------------------

Restricted Stock Certificate No.(s):
                                     -------------------------------------------

Number of Shares Sold:
                       ---------------------------------------------------------

Date of Sale:
              ------------------------------------------------------------------

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                   Very truly yours,

Dated:                             By:
       -------------                   -----------------------------------------

                                   Print Name:
                                               ---------------------------------

                                   Title:
                                          --------------------------------------